                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                      811-05642
                                  ---------------------------------------------

                           American Income Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       800 Nicollet Mall      Minneapolis, MN                   55402
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

Joseph M. Ulrey III       -       800 Nicollet Mall, Minneapolis, MN 55402
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:     800-677-3863
                                                   ----------------------------

Date of fiscal year end:     October 31, 2003
                        --------------------------
Date of reporting period:    October 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Report to Shareholders

[GRAPHIC]

[FIRST AMERICAN(TM) LOGO]


AMERICAN INCOME FUND


OCTOBER 31, 2003

ANNUAL REPORT

FUND OBJECTIVE

American Income Fund, Inc., is a closed-end investment fund that invests in fixed-income securities, primarily in mortgage-backed securities. The Fund is listed on the New York Stock Exchange with common shares traded under the symbol MRF. The Fund's investment objective is to achieve high monthly income consistent with prudent risk to capital; its dividend objective is to distribute monthly income in excess of that attainable from investments in U.S. Treasury securities having the same maturity as the expected average life of the Fund's investments.

    TABLE OF CONTENTS

 1  Fund Overview

 7  Financial Statements and Notes

23  Schedule of Investments

36  Independent Auditors' Report

37  Federal Income Tax Information

38  Shareholder Update

NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

[CHART]

AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the period ended October 31, 2003

One Year
American Income Fund
12.53%
Blended Benchmark*
9.94%

Five Years
American Income Fund
6.55%
Blended Benchmark*
6.09%

10 Years
American Income Fund
6.76%
Blended Benchmark*
6.69%

The average annualized total returns for American Income Fund are based on the change in its net asset value (NAV). NAV-based performance is used to measure investment management results. Average annualized total returns based on the change in market price for the one-year, five-year, and 10-year periods ended October 31, 2003, were 10.38%, 8.52%, and 6.92%, respectively. All returns assume reinvestment of distributions and reflect sales charges on distributions as described in the Fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.
Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

*The blended benchmark for the American Income Fund is calculated based on the performance of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). Indexes are for illustrative purposes only and are not available for investment.

FUND OVERVIEW

FUND MANAGEMENT

CHRIS NEUHARTH, CFA
is responsible for the management of the mortgage portion of the Fund. He has 22 years of financial experience.

DOUG HEDBERG, CFA
is responsible for the management of the high-yield portion of the Fund. He has 39 years of financial experience.

IN A PERIOD WHEN THE U.S. ECONOMY BEGAN TO GET BACK ON TRACK, THE INVESTMENT MARKETS, WHILE STILL VOLATILE, GENERATED SOLID PERFORMANCE. Despite the fact that investors were confronted with plenty of unknowns over the last year, including ongoing terrorism incidents worldwide, the onset of war with Iraq, and continued economic uncertainty, investors seemed to shift gears. A long-standing bear market in equities gave way to a solid recovery, which led to extremely strong performance in the high-yield corporate market.

WHILE TRENDS IN THE BOND MARKET PRESENTED A MIXED BAG, THERE WERE POSITIVE OPPORTUNITIES FOR FIXED-INCOME INVESTORS. During the 12-month period ended October 31, 2003, the fixed-income market as a whole proved to be quite volatile. The period began with long-term interest rates near historically low levels. However, based on ever-changing economic signals and geopolitical uncertainty, rates were extremely volatile. By the end of the fiscal year ended October 31, 2003, interest rates on longer-term bonds had risen modestly from where they started the period, while rates on short-term securities (such as three-month U.S. Treasury Bills) had declined. Activity on the shorter end of the yield curve was consistent with the Federal Reserve's ongoing policy to keep short-term interest rates at very low levels. The Fed's actions, combined with the implementation of a new round of tax cuts plus the natural flow of the economic cycle, helped drive a sustained recovery of the U.S. economy in 2003. This likely means that the Fed's easing cycle has run its course and that rates are poised to rise over the next several years.

FOR THE YEAR ENDED OCTOBER 31, 2003, AMERICAN INCOME FUND EARNED A TOTAL RETURN OF 12.53% BASED ON ITS NET ASSET VALUE (NAV). The Fund outpaced its blended benchmark index(1), which returned 9.94% over the same period. A combination of the strong rally for high-yield bonds, which represented a heavier-than-normal position in the portfolio, and low borrowing costs as a result of declining short-term interest rates, gave a boost to the Fund's performance.

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on October 31, 2003

CMO-Private Mortgage-Backed Securities             17%
High-Yield Corporate Bonds                         31%
Yankee Obligations                                  3%
Asset-Backed Securities                             9%
Short-Term Securities                               2%
Other Assets                                        1%
U.S. Agency Mortgage-Backed Securities             31%
CMO-U.S. Agency Mortgage-Backed Securities          6%


(1) This benchmark consists of the Lehman Brothers Government/Mortgage Index (75%) and the Lehman Brothers High Yield Index (25%). The Lehman Brothers Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. The Lehman Brothers High Yield Index covers the universe of fixed-rate, noninvestment-grade debt. Payment-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (EMG) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144A securities are also included. These indexes are unmanaged and do not include any fees or expenses in their total return calculations.

THE IMPACT OF A LONG-TERM TREND OF DECLINING INTEREST RATES RESULTED IN A DROP IN THE FUND'S DIVIDEND. Over the 12-month period, the monthly dividend fell to
5.5 cents per share, compared to a level of 5.75 cents per share for the month ended October 31, 2002. This was primarily the result of prepayments on the Fund's higher-yielding mortgage-backed securities, which the Fund reinvested in securities that paid a lower rate of interest. For the year, the Fund paid out 68 cents per share in dividends, resulting in an annualized distribution yield of 7.95% based on its October 31, 2003, market price.

A LEVERAGING STRATEGY (BORROWING) TO MAKE SECURITY PURCHASES, CONTINUES TO BE USED IN THE PORTFOLIO. This strategy has been attractive given the low cost of borrowing at today's interest rates. Using leverage helps us maintain a competitive dividend yield in the Fund. It should be noted that leverage will increase the Fund's volatility and risk since the value of these investments will decline when interest rates rise, reducing the Fund's NAV. Additionally, the cost of borrowing could exceed the income on the securities purchased.

THE FUND SOUGHT TO TAKE ADVANTAGE OF MARKET TRENDS BY ALTERING ITS STRATEGY DURING THE YEAR. Because lower interest rates led to a number of homebuyers refinancing their mortgages, we reduced our position in mortgage-backed securities. The heavy refinancing activity hurt the performance of these securities, as a number of higher-yielding mortgage bonds were prepaid faster than expected. By contrast, high-yield corporate bonds were our best-performing sector. With an improving economy enhancing the financial position of issuers, investors moved significant money into high-yield debt, which had reached extremely attractive valuation levels at the beginning of the period. Anticipating these developments, we boosted the Fund's position in high-yield securities while reducing our holdings in mortgage-backed issues, a strategy that proved beneficial.

THANK YOU FOR YOUR CONTINUED CONFIDENCE IN THE FUND. We remain dedicated to working on your behalf to provide you with an investment that generates a reliable stream of income while providing a competitive total return. If you have any questions or need assistance with your investments, please call us at 800.677.FUND.


Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.


/s/ Chris Neuharth

Chris Neuharth
Managing Director, Securitized Debt
U.S. Bancorp Asset Management, Inc.


/s/ Douglas P. Hedberg

Doug Hedberg
Managing Director, High Yield
U.S. Bancorp Asset Management, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2003

ASSETS:
Investments in unaffiliated securities, at value* (note 2)               $      106,274,805
Investments in affiliated securities, at value** (note 3)                           392,196
Cash                                                                                773,784
Receivable for investment securities sold                                           569,088
Accrued interest receivable                                                       1,113,203
Other assets                                                                            178
                                                                         ------------------
   Total assets                                                                 109,123,254
                                                                         ------------------

LIABILITIES:
Payable for investment securities purchased                                      13,467,695
Reverse repurchase agreements payable (note 2)                                    9,846,010
Liabilities for options written, at value                                            25,438
Payable for investment management fees (note 3)                                      47,094
Payable for administrative fees (note 3)                                              7,245
Payable for interest expense                                                         32,539
Payable for other expenses                                                           25,607
                                                                         ------------------
   Total liabilities                                                             23,451,628
                                                                         ------------------
   Net assets applicable to outstanding capital stock                    $       85,671,626
                                                                         ==================

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital                             $       96,737,923
Accumulated net realized loss on investments                                    (14,421,220)
Net unrealized appreciation of investments                                        3,327,139
Net unrealized appreciation of options written                                       27,784
                                                                         ------------------

   Total-representing net assets applicable to capital stock             $       85,671,626
                                                                         ==================

*Investments in unaffiliated securities, at cost                         $      102,947,666
                                                                         ==================
**Investments in affiliated securities, at cost                          $          392,196
                                                                         ==================

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding                                                   $       85,671,626
Shares outstanding (authorized 200 million shares of $0.01
   par value)                                                                     9,454,221
Net asset value per share                                                $             9.06
Market price per share                                                   $             8.55

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2003

INVESTMENT INCOME:
Interest from unaffiliated securities (net of interest expense
   of $448,310)                                                          $        7,085,846
Interest from affiliated securities                                                  38,024
                                                                         ------------------
   Total investment income                                                        7,123,870
                                                                         ------------------

EXPENSES (NOTE 3):
Investment management fees                                                          548,326
Administrative fees                                                                  84,358
Custodian fees                                                                        8,436
Transfer agent fees                                                                  36,495
Registration fees                                                                    26,133
Reports to shareholders                                                              42,473
Directors' fees                                                                       1,298
Audit and legal fees                                                                 30,302
Other expenses                                                                       23,369
                                                                         ------------------
   Total expenses                                                                   801,190
                                                                         ------------------

   Net investment income                                                          6,322,680
                                                                         ------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS IN
   SECURITIES (NOTE 4):
Net realized gain on investments in securities                                      570,150
Net change in unrealized appreciation or depreciation of
   investments                                                                    2,881,801
Net change in unrealized appreciation or depreciation of
   options written                                                                   27,784
                                                                         ------------------

   Net gain on investments                                                        3,479,735
                                                                         ------------------

    Net increase in net assets resulting from operations                 $        9,802,415
                                                                         ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS  For the Year Ended October 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income                                                        $        7,123,870
Net expenses                                                                       (801,190)
                                                                         ------------------
   Net investment income                                                          6,322,680
                                                                         ------------------

Adjustments to reconcile net investment income to net cash
   provided by operating activities:
   Change in accrued interest receivable                                             54,399
   Net amortization of bond premium and discount                                   (198,975)
   Change in accrued fees and expenses                                             (132,086)
   Change in prepaid expenses                                                          (178)
                                                                         ------------------
    Total adjustments                                                              (276,840)
                                                                         ------------------

    Net cash provided by operating activities                                     6,045,840
                                                                         ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments                                              169,532,796
Purchases of investments                                                       (149,623,063)
Premiums received from options written                                               53,222
Net sales of short-term securities                                                3,222,304
                                                                         ------------------

    Net cash provided by investing activities                                    23,185,259
                                                                         ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements                                  (23,045,708)
Distributions paid to shareholders                                               (6,428,874)
                                                                         ------------------

    Net cash used by financing activities                                       (29,474,582)
                                                                         ------------------

Net decrease in cash                                                               (243,483)
Cash at beginning of period                                                       1,017,267
                                                                         ------------------

    Cash at end of period                                                $          773,784
                                                                         ==================

Supplemental disclosure of cash flow information:
   Cash paid for interest on reverse repurchase agreements               $          576,798
                                                                         ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED        YEAR ENDED
                                                                             10/31/03          10/31/02
                                                                         ---------------    ---------------
OPERATIONS:
Net investment income                                                    $     6,322,680    $     6,647,785
Net realized gain (loss) on investments                                          570,150         (3,394,746)
Net change in unrealized appreciation or depreciation of investments           2,881,801         (1,376,839)
Net change in unrealized appreciation or depreciation of
   options written                                                                27,784                 --
                                                                         ---------------    ---------------

   Net increase in net assets resulting from operations                        9,802,415          1,876,200
                                                                         ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income                                                    (6,417,500)        (6,499,046)
From return of capital                                                           (11,374)                --
                                                                         ---------------    ---------------
   Total distributions                                                        (6,428,874)        (6,499,046)
                                                                         ---------------    ---------------

   Total increase (decrease) in net assets                                     3,373,541         (4,622,846)

Net assets at beginning of period                                             82,298,085         86,920,931
                                                                         ---------------    ---------------

Net assets at end of period                                              $    85,671,626    $    82,298,085
                                                                         ===============    ===============

Undistributed net investment income at end of period                     $            --    $        94,820
                                                                         ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION     American Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund invests in fixed-income securities, primarily in mortgage-backed securities. The Fund also invests in other debt securities, such as collateralized mortgage obligations (CMOs) and asset-backed securities, high-yield bonds, corporate bonds, and preferred stock. The Fund will invest at least 65% of its total assets in mortgage-backed securities under normal market conditions. No more than 35% of the Fund's total assets may be held in high-yield issues. The Fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33 1/3% of its total assets. Fund shares are listed on the New York Stock Exchange under the symbol MRF.

(2) SUMMARY OF       SECURITY VALUATIONS
    SIGNIFICANT
    ACCOUNTING       Security valuations for the Fund's investments are
    POLICIES         furnished by independent pricing services that have been
                     approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security.
                     If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service.
                     The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques.
                     These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.
                     Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. If events occur that materially affect the value of securities
                     (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of October 31, 2003, the Fund held fair valued securities with a value of $44,048 or 0.05% of total net assets. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Security valuations are performed once a week and at the end of each month.

                     SECURITIES TRANSACTIONS AND INVESTMENT INCOME

                     Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on an accrual basis.

                     REVERSE REPURCHASE AGREEMENTS

                     Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements will increase the volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the fiscal year ended October 31, 2003, the weighted average borrowings outstanding were $19,990,021 or 23.3% of total net assets. The weighted average interest rate was 2.21%.

                     FUTURES TRANSACTIONS

                     In order to protect against changes in interest rates, the Fund may enter into interest rate futures. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. government securities in an amount equal to 5% of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

                     Risks of entering into futures contracts, in general, include the possiblity that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures postion prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes. As of October 31, 2003, the Fund held no open futures contracts.

                     OPTIONS TRANSACTIONS

                     The Fund may utilize options in an attempt to manage market or business risk or enhance the Fund's yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium orginally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

                     Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

                     The following options written were outstanding as of October 31, 2003:

                                                                                 EXPIRATION    EXERCISE     NUMBER OF
                     PUT OPTIONS WRITTEN                                            DATE         PRICE      CONTRACTS     VALUE
                     -------------------                                         ----------   ----------   ----------   ----------
                     10 year U.S. Treasury futures                                 Nov-03         108          15       $    1,172
                     10 year U.S. Treasury futures                                 Nov-03         109          15            2,109
                                                                                                                        ----------
                     Total put options outstanding (premiums received $16,348)                                          $    3,281
                                                                                                                        ==========

                                                                                 EXPIRATION    EXERCISE    NUMBER OF
                     CALL OPTIONS WRITTEN                                           DATE         PRICE     CONTRACTS      VALUE
                     --------------------                                        ----------   ----------   ----------   ----------
                     10 year U.S. Treasury futures                                 Nov-03         114          23       $    6,469
                     10 year U.S. Treasury futures                                 Nov-03         115           8              875
                     10 year U.S. Treasury futures                                 Feb-04         115           8            6,375
                     10 year U.S. Treasury futures                                 Feb-04         116          15            8,438
                                                                                                                        ----------
                     Total call options outstanding (premiums received $36,874)                                         $   22,157
                                                                                                                        ==========

                     Transactions in options written for the fiscal year ended October 31, 2003, were as follows:

                                                                                   PUT OPTIONS WRITTEN      CALL OPTIONS WRITTEN
                                                                                 -----------------------   -----------------------
                                                                                 NUMBER OF      PREMIUM     NUMBER OF     PREMIUM
                     BALANCE AT                                                  CONTRACTS      AMOUNT      CONTRACTS     AMOUNT
                     ----------                                                  ----------   ----------   ----------   ----------
                     October 31, 2002                                                     -   $        -            -   $        -
                     Opened                                                              30       16,348           54       36,874
                                                                                 ----------   ----------   ----------   ----------
                     October 31, 2003                                                    30   $   16,348           54   $   36,874
                                                                                 ==========   ==========   ==========   ==========

                     MORTGAGE DOLLAR ROLLS

                     The Fund may enter into mortgage dollar rolls in which the Fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For the fiscal year ended October 31, 2003, there were $13,467,695 in mortgage dollar roll transactions outstanding which had $29,744,666 of segregated assets.

                     FEDERAL TAXES

                     The Fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

                     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary and permanent book/tax differences. These differences primarily relate to mark to market tax treatment of certain options and futures contracts, losses deferred under tax straddle rules, and the expiration of certain capital loss carryovers. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

                     On the Statement of Assets and Liabilities, the following reclassifications were made:

                     Accumulated net realized gain (loss)                                $    11,347,785
                     Undistributed net investment income                                          11,374
                     Additional paid in capital                                              (11,359,159)

                     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

                     The tax character of distributions paid during the fiscal years ended October 31, 2003 and 2002 were as follows:

                                                                         2003                  2002
                                                                     -------------       ---------------
                     Distributions paid from:
                     Ordinary income                                 $   6,417,500       $     6,449,634
                     Return of capital                                      11,374                    --
                                                                     -------------       ---------------
                                                                     $   6,428,874       $     6,449,634
                                                                     =============       ===============

                     At October 31, 2003, the components of accumulated deficit on a tax basis were as follows:

                     Undistributed ordinary income                                       $            --
                     Capital loss carryovers                                                 (14,383,594)
                     Unrealized appreciation                                                   3,317,297
                                                                                         ---------------
                     Accumulated deficit                                                 $   (11,066,297)
                                                                                         ===============

                     DISTRIBUTIONS TO SHAREHOLDERS

                     Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for the Fund are distributed to shareholders, at least annually. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock.

                     REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES

                     The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions in all agreements require that the daily market value of the collateral be in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default.

                     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

                     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES         INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                     Pursuant to an investment advisory agreement (the
                     "Agreement"), U.S. Bancorp Asset Management, Inc.
                     ("USBAM"), a subsidiary of U.S. Bank National Association
                     ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee in an amount equal to an annualized rate of 0.65% of the

                     Fund's average weekly net assets. For its fee, USBAM provides investment advice, and in general, conducts the management and investment activities of the Fund.

                     Pursuant to a co-administration agreement (the "Co-Administration Agreement"), USBAM serves as Co-Administrator for the Fund (U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, is also Co-Administrator but currently has no functional responsibilities related to the Fund) and provides administrative services, including legal and shareholder services, to the Fund. Under this agreement, USBAM receives a monthly fee equal to an annualized rate of 0.10% of the Fund's average weekly net assets. For its fee, USBAM provides numerous services to the Fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services. Separate from the Co-Administration Agreement, USBAM (from its own resources) has retained SEI Investments, Inc. as a sub-administrator to perform net asset value calculations.

                     The Fund may invest in money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such investments are identical to those of investments by non-related entitites except that, to avoid duplicative investment advisory fees, USBAM reimburses the Fund an amount equal to the investment advisory fee paid by FAF to USBAM related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                     CUSTODIAN FEES

                     U.S. Bank serves as the Fund's custodian pursuant to a custodian agreement with MRF. The fee for the Fund is equal to an annual rate of 0.01% of average weekly net assets. These fees are computed weekly and paid monthly.

                     OTHER FEES AND EXPENSES

                     In addition to the investment management and administrative fees, the Fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, taxes, and other miscellaneous expenses.

(4) INVESTMENT       Cost of purchases and proceeds from sales of securities,
    SECURITY         other than temporary investments in short-term securities,
    TRANSACTIONS     for the fiscal year ended October 31, 2003, aggregated
                     $162,602,977 and $169,315,878, respectively.

(5) CAPITAL LOSS     For federal income tax purposes, the Fund had capital loss
    CARRYOVER        carryovers at October 31, 2003, which, if not offset by
                     subsequent capital gains, will expire on the Fund's fiscal year-ends as indicated below.

                                      CAPITAL LOSS
                                        CARRYOVER       EXPIRATION
                                      -------------     ----------
                                      $   1,699,165        2004
                                          1,155,089        2006
                                          2,573,283        2007
                                          4,931,683        2008
                                            662,186        2009
                                          3,362,188        2010
                                      -------------
                                      $  14,383,594
                                      =============

(6) TENDER OFFER     On October 17, 2000, the Fund announced that the Fund's
                     board of directors voted to authorize a tender offer to purchase up to 10% of the outstanding voting shares of the Fund in April 2003, subject to certain conditions. The tender offer price would be equal to the net asset value of the shares, less expenses of the tender offer, and would be contingent upon the discount between the Fund's market price and net asset value per share exceeding 5% during the 12 calendar weeks preceding February 1, 2003, and upon the board determining at that time that the tender continued to be in the best interest of the Fund's shareholders. During the 12 calendar weeks preceding
                     February 1, 2003, the average discount between the Fund's market price and net asset value per share was 3.03%.
                     Therefore no tender offer was made.

(7) FINANCIAL        Per-share data for a share of capital stock outstanding
    HIGHLIGHTS       throughout each period and selected information for each
                     period are as follows:

AMERICAN INCOME FUND

                                                                        YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------
                                                   2003           2002           2001         2000 (d)         1999
                                                ----------     ----------     ----------     ----------     ----------
PER-SHARE DATA
Net asset value, beginning of period            $     8.70     $     9.19     $     8.90     $     9.23     $     9.94
                                                ----------     ----------     ----------     ----------     ----------
Operations:
   Net investment income                              0.67           0.70           0.65           0.68           0.65
   Net realized and unrealized gains
     (losses) on investments                          0.37          (0.50)          0.26          (0.29)         (0.64)
                                                ----------     ----------     ----------     ----------     ----------
     Total from operations                            1.04           0.20           0.91           0.39           0.01
                                                ----------     ----------     ----------     ----------     ----------
Distributions to shareholders:
   From net investment income                        (0.68)         (0.69)         (0.59)         (0.67)         (0.70)
   From tax return of capital                           --(e)          --          (0.03)         (0.05)         (0.02)
                                                ----------     ----------     ----------     ----------     ----------
     Total distributions                             (0.68)         (0.69)         (0.62)         (0.72)         (0.72)
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $     9.06     $     8.70     $     9.19     $     8.90     $     9.23
                                                ==========     ==========     ==========     ==========     ==========
Market value, end of period                     $     8.55     $     8.37     $     8.53     $     8.06     $     9.94
                                                ==========     ==========     ==========     ==========     ==========
SELECTED INFORMATION
Total return, net asset value (a)                    12.53%          2.48%         10.96%          5.97%          1.28%
Total return, market value (b)                       10.38%          6.22%         13.69%         17.20%         (3.68)%
Net assets at end of period (in millions)       $       86     $       82     $       87     $      105     $      109
Ratio of expenses to average weekly
   net assets excluding interest expense              0.95%          0.96%          0.89%          1.06%          1.06%
Ratio of expenses to average weekly
   net assets including interest expense              1.48%          2.00%          2.06%          1.59%          2.54%
Ratio of net investment income to
   average weekly net assets                          7.49%          7.88%          7.37%          7.52%          6.73%
Portfolio turnover rate (excluding
   short-term securities)                              135%            54%            82%            65%            99%
Amount of borrowings outstanding at
   end of period (in millions)                  $       10     $       33     $       33     $       --     $       25
Per-share amount of borrowings
   outstanding at end of period                 $     1.04     $     3.48     $     3.46     $       --     $     2.10
Per-share amount of net assets,
   excluding borrowings, at end of period       $    10.10     $    12.18     $    12.66     $     8.90     $    11.33
Asset coverage ratio (c)                               970%           350%           366%           N/A            539%

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE OCTOBER 24, 2000, THE ADVISOR WAS CHANGED FROM MENTOR INVESTMENT ADVISORS, A WHOLLY-OWNED SUBSIDIARY OF FIRST UNION CORPORATION, TO U.S. BANK NATIONAL ASSOCIATION, ACTING THROUGH ITS FIRST AMERICAN ASSET MANAGEMENT DIVISION. U.S. BANCORP ASSET MANAGEMENT, INC., A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION, IS THE SUCCESSOR TO FIRST AMERICAN ASSET MANAGEMENT.
(e)  LESS THAN $0.01 PER SHARE.

SCHEDULE OF INVESTMENTS

AMERICAN INCOME FUND                                            October 31, 2003

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO NET ASSETS)

HIGH YIELD CORPORATE BONDS -- 43.0%
  AEROSPACE -- 0.9%
      BE Aerospace,
         Callable 11/1/03 @ 104.75
           9.50%, 11/1/08                                                   $    200,000    $    188,500
      Sequa
           9.00%, 8/1/09                                                         500,000         547,500
                                                                                            ------------
                                                                                                 736,000
                                                                                            ------------

  CABLE TELEVISION -- 2.2%
      Charter Communications,
         Callable 4/1/04 @ 104.31
           8.63%, 4/1/09                                                         500,000         401,250
      CSC Holdings, Series B
           7.63%, 4/1/11                                                         500,000         508,750
      DirectTV Holdings,
         Callable 3/15/08 @ 104.19
           8.38%, 3/15/13                                                        125,000         140,312
      Echostar DBS,
         Callable 1/15/06 @ 100.00
           9.13%, 1/15/09                                                        324,000         365,310
      Mediacom,
         Callable 1/15/06 @ 104.75
           9.50%, 1/15/13                                                        200,000         190,000
      Paxson Communications,
         Callable 7/15/05 @ 105.38
           10.75%, 7/15/08                                                       250,000         269,375
                                                                                            ------------
                                                                                               1,874,997
                                                                                            ------------

  CHEMICALS AND PLASTICS -- 1.8%
      Applied Extrusion, Series B,
         Callable 7/1/06 @ 105.37
           10.75%, 7/1/11                                                        500,000         380,000
      Equistar Chemical
           10.13%, 9/1/08                                                        250,000         262,500
      FMC,
         Callable 11/1/06 @ 105.12
           10.25%, 11/1/09                                                       200,000         231,500
      Lyondell Chemical,
         Callable 5/1/04 @ 105.44
           10.88%, 5/1/09                                                        500,000         490,000
      Polyone,
         Callable 5/15/07 @ 105.31
           10.63%, 5/15/10                                                       200,000         176,000
                                                                                            ------------
                                                                                               1,540,000
                                                                                            ------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
  CONSUMER PRODUCTS -- 0.6%
      Simmons, Series B,
         Callable 3/15/04 @ 105.12
           10.25%, 3/15/09                                                  $    500,000    $    535,000
                                                                                            ------------

  CONTAINERS -- 1.6%
      Crown Euro Holdings,
         Callable 3/1/07 @ 104.75
           9.50%, 3/1/11                                                         250,000         277,500
      Greif Brothers,
         Callable 8/1/07 @ 104.44
           8.88%, 8/1/12 (c)                                                     300,000         325,500
      Owens-Brockway Glass Container,
         Callable 2/15/06 @ 104.44
           8.88%, 2/15/09                                                        500,000         541,250
      Stone Container,
         Callable 7/1/07 @ 104.19
           8.38%, 7/1/12                                                         200,000         211,000
                                                                                            ------------
                                                                                               1,355,250
                                                                                            ------------

  ENERGY -- 3.2%
      Chesapeake Energy,
         Callable 4/1/06 @ 104.06
           8.13%, 4/1/11                                                         200,000         218,250
      El Paso
           7.00%, 5/15/11                                                        500,000         421,250
           7.75%, 1/15/32                                                        250,000         188,125
      Gulfterra Energy Partner,
         Callable 12/1/07 @ 105.31
           10.63%, 12/1/12                                                       100,000         118,000
      Parker Drilling, Series B,
         Callable 11/15/04 @ 105.06
           10.13%, 11/15/09                                                      500,000         520,000
      Pride Petroleum Services,
         Callable 12/22/03 @ 103.12
           9.38%, 5/1/07                                                         268,000         276,040
      Swift Energy,
         Callable 8/1/04 @ 105.12
           10.25%, 8/1/09                                                        500,000         535,000
      Williams Companies
           7.13%, 9/1/11                                                         500,000         510,000
                                                                                            ------------
                                                                                               2,786,665
                                                                                            ------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
  FOOD AND BEVERAGE PRODUCTS -- 1.0%
      Corn Products International
           8.25%, 7/15/07                                                   $    500,000    $    555,000
      Swift & Co.,
         Callable 10/1/06 @ 106.25
           12.50%, 1/1/10 (c)                                                    250,000         283,750
                                                                                            ------------
                                                                                                 838,750
                                                                                            ------------

  GAMING -- 2.6%
      Coast Hotels and Casinos,
         Callable 4/1/04 @ 104.75
           9.50%, 4/1/09                                                         400,000         426,000
      Isle of Capri Casinos,
         Callable 4/15/04 @ 104.38
           8.75%, 4/15/09                                                        500,000         528,750
      Mandalay Resort, Series B
           10.25%, 8/1/07                                                        250,000         288,125
      Mohegan Tribal Gaming
           6.38%, 7/15/09                                                        250,000         255,000
      Park Place Entertainment
           7.88%, 12/15/05                                                       500,000         531,250
      Resort International Hotel & Casino,
         Callable 3/15/07 @ 106.00
           11.50%, 3/15/09                                                       200,000         206,000
                                                                                            ------------
                                                                                               2,235,125
                                                                                            ------------

  HEALTH CARE -- 1.5%
      IASIS Healthcare,
         Callable 10/15/04 @ 106.50
           13.00%, 10/15/09                                                      500,000         561,250
      Medco Health Solutions
           7.25%, 8/15/13                                                        125,000         133,566
      Triad Hospitals, Series B,
         Callable 5/15/04 @ 105.50
           11.00%, 5/15/09                                                       500,000         550,000
                                                                                            ------------
                                                                                               1,244,816
                                                                                            ------------

  HOTELS -- 1.5%
      Florida Panthers Holdings,
         Callable 4/15/04 @ 104.94
           9.88%, 4/15/09                                                        500,000         535,000
      Hilton Hotels
           8.25%, 2/15/11                                                        200,000         226,000
      HMH Properties, Series B
           7.88%, 8/1/08                                                         500,000         516,250
                                                                                            ------------
                                                                                               1,277,250
                                                                                            ------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
  MANUFACTURING -- 4.1%
      American Axle & Manufacturing,
         Callable 3/1/04 @ 104.88
           9.75%, 3/1/09                                                    $    500,000    $    532,500
      American Standard
           7.38%, 4/15/05                                                        500,000         526,250
      Amsted Industries,
         Callable 10/15/07 @ 105.12
           10.25%, 10/15/11 (c)                                                  200,000         220,000
      Case New Holland,
         Callable 8/1/07 @ 104.62
           9.25%, 8/1/11 (c)                                                     200,000         221,000
      Flextronics International Ltd.,
         Callable 5/15/08 @ 103.25
           6.50%, 5/15/13 (c)                                                    250,000         246,250
      Schuler Homes,
         Callable 7/15/05 @ 104.69
           9.38%, 7/15/09                                                        500,000         560,000
      Texas Industries,
         Callable 6/15/07 @ 105.12
           10.25%, 6/15/11 (c)                                                   200,000         222,000
      United States Steel,
         Callable 5/15/07 @ 104.88
           9.75%, 5/15/10                                                        250,000         264,375
      USEC
           6.63%, 1/20/06                                                        200,000         188,000
      WCI Communities,
         Callable 5/1/07 @ 104.56
           9.13%, 5/1/12                                                         500,000         547,500
                                                                                            ------------
                                                                                               3,527,875
                                                                                            ------------

  PAPER PRODUCTS -- 1.2%
      Appleton Papers, Series B,
         Callable 12/15/05 @ 106.25
           12.50%, 12/15/08                                                      250,000         276,250
      Bowater Canada Finance
           7.95%, 11/15/11                                                       250,000         253,703
      Georgia-Pacific
           8.88%, 5/15/31                                                        500,000         532,500
                                                                                            ------------
                                                                                               1,062,453
                                                                                            ------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
  REAL ESTATE -- 0.2%
      LNR Property,
         Callable 7/15/08 @ 103.81
           7.63%, 7/15/13 (c)                                               $    200,000    $    206,000
                                                                                            ------------

  SERVICES -- 6.0%
      Ahold Finance USA
           8.25%, 7/15/10                                                        300,000         323,250
      Allied Waste,
         Callable 4/15/08 @ 103.94
           7.88%, 4/15/13                                                        500,000         536,250
      Autonation
           9.00%, 8/1/08                                                         500,000         570,000
      Bally Total Fitness, Series D,
         Callable 12/22/03 @ 103.29
           9.88%, 10/15/07                                                       500,000         481,250
      Buffets,
         Callable 7/15/06 @ 105.62
           11.25%, 7/15/10                                                       200,000         216,000
      Dominos,
         Callable 7/1/07 @ 104.12
           8.25%, 7/1/11 (c)                                                     500,000         528,750
      Ingles Markets,
         Callable 12/1/06 @ 104.44
           8.88%, 12/1/11                                                        500,000         481,250
      Primedia,
         Callable 5/15/06 @ 104.44
           8.88%, 5/15/11                                                        200,000         207,000
      Rite Aid
           7.13%, 1/15/07                                                        250,000         253,125
      Service Corporation International
           7.70%, 4/15/09                                                        500,000         518,750
      Six Flags,
         Callable 4/15/08 @ 104.87
           9.75%, 4/15/13                                                        500,000         490,000
      United Rentals, Series B,
         Callable 1/15/04 @ 104.62
           9.25%, 1/15/09                                                        500,000         525,000
                                                                                            ------------
                                                                                               5,130,625
                                                                                            ------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
  TELECOMMUNICATIONS -- 3.6%
      ACC Escrow,
         Callable 8/1/07 @ 105.00
           10.00%, 8/1/11 (c)                                               $    250,000    $    272,500
      Crown Castle,
         Callable 8/1/05 @ 105.38
           10.75%, 8/1/11                                                        500,000         561,250
      Lucent Technologies
           6.45%, 3/15/29                                                        250,000         195,000
      Nextel Communications,
         Callable 11/15/04 @ 104.69
           9.38%, 11/15/09                                                       500,000         545,000
      Nortel Networks
           6.13%, 2/15/06                                                        250,000         256,875
      Qwest Capital Funding
           7.75%, 8/15/06                                                      1,000,000         992,500
      Triton PCS,
         Callable 11/15/06 @ 104.38
           8.75%, 11/15/11                                                       250,000         240,000
                                                                                            ------------
                                                                                               3,063,125
                                                                                            ------------

  TRANSPORTATION -- 2.0%
      American Airlines, Series 99-1
           7.02%, 10/15/09                                                       500,000         507,500
      CP Ships Limited,
         Callable 7/15/07 @ 105.19
           10.38%, 7/15/12                                                       500,000         565,290
      Delta Air Lines
           7.90%, 12/15/09                                                       250,000         205,000
      Northwest Airlines
           9.88%, 3/15/07                                                        500,000         437,500
                                                                                            ------------
                                                                                               1,715,290
                                                                                            ------------

  UTILITIES -- 5.3%
      AES
           9.38%, 9/15/10                                                        500,000         530,000
      Allegheny Energy
           8.25%, 4/15/12                                                        500,000         465,625
      Aquila
           7.95%, 2/1/11                                                         200,000         210,000
      Centerpoint Energy
           6.85%, 6/1/15                                                         500,000         502,795

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                                       28

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
      CMS Energy
           8.50%, 4/15/11                                                   $    500,000    $    522,500
      Homer City Funding
           8.14%, 10/1/19                                                        200,000         208,750
      Illinova,
         Callable 12/15/06 @ 105.75
           11.50%, 12/15/10                                                      300,000         358,500
      Mission Energy
           13.50%, 7/15/08                                                       500,000         325,000
      Nevada Power,
         Callable 8/15/08 @ 104.50
           9.00%, 8/15/13 (c)                                                    400,000         418,000
      Pseg Energy Holdings
           8.63%, 2/15/08                                                        200,000         208,000
      TXU, Series J
           6.38%, 6/15/06                                                        200,000         210,600
      Western Resources
           9.75%, 5/1/07                                                         500,000         571,250
                                                                                            ------------
                                                                                               4,531,020
                                                                                            ------------

  YANKEE OBLIGATIONS -- 3.7%
      Abitibi-Consolidated
           8.55%, 8/1/10                                                         250,000         270,513
      Biovail,
         Callable 4/1/06 @ 103.94
           7.88%, 4/1/10                                                         500,000         487,500
      Rogers Cablesystems, Series B
           10.00%, 3/15/05                                                       500,000         537,500
      Rogers Cantel,
         Callable 12/22/03 @ 102.93
           8.80%, 10/1/07                                                        500,000         513,750
      Royal Caribbean Cruises
           8.25%, 4/1/05                                                         500,000         527,500
      Telus
           8.00%, 6/1/11                                                         250,000         287,500
      Tyco International
           6.75%, 2/15/11                                                        500,000         529,380
      Worldwide Fiber,
         Callable 8/1/04 @ 106.00
           12.00%, 8/1/09 (d)                                                    450,000              45
                                                                                            ------------
                                                                                               3,153,688
                                                                                            ------------

         Total High Yield Corporate Bonds
           (cost: $34,880,865)                                                                36,813,929
                                                                                            ------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
CORPORATE BOND -- 0.6%
  FINANCE -- 0.6%
      Ford Motor Credit
           5.80%, 1/12/09                                                   $    500,000    $    489,925
                                                                                            ------------

         Total Corporate Bond
           (cost: $467,793)                                                                      489,925
                                                                                            ------------

U.S. GOVERNMENT AND AGENCY SECURITIES -- 39.6%
  U.S. AGENCY MORTGAGE-BACKED SECURITIES -- 39.4%
     ADJUSTABLE RATE (f) -- 0.9%
      FHLMC
           3.61%, 9/1/18, #605911                                                    414             424
      FNMA
           3.33%, 7/1/27, #70179                                                   5,294           5,412
      GNMA
           5.63%, 12/20/22, #8096 (h)                                            786,825         809,211
                                                                                            ------------
                                                                                                 815,047
                                                                                            ------------
     FIXED RATE -- 38.5%
      FHLMC
           9.50%, 12/1/09, #300119 (h)                                           287,781         306,038
           6.50%, 8/1/30, #C43641 (h)                                            492,381         513,155
      FHLMC Gold
           7.00%, 12/1/14, #E00766                                               246,243         262,173
           6.50%, 11/1/28, #C00676                                             1,010,784       1,055,006
           5.50%, 10/1/33, #A15120                                             1,998,043       2,014,267
      FNMA
           6.00%, 12/1/13, #190179 (h)                                           967,393       1,013,944
           7.50%, 4/1/15, #534888                                                219,355         234,916
           7.50%, 5/1/15, #537440                                                119,497         127,974
           7.00%, 6/1/17, #254384 (h)                                            820,507         872,043
           7.00%, 7/1/17, #254414 (h)                                          1,107,540       1,177,104
           6.00%, 9/1/17, #653368 (j)                                          1,188,775       1,237,812
           6.00%, 5/1/29, #323702 (h)                                          1,535,436       1,581,499
           7.00%, 8/1/29, #510487                                                511,059         539,009
           6.50%, 5/1/31, #540814 (h)                                            549,130         570,925
           7.00%, 9/1/31, #596680                                              1,084,067       1,146,559
           7.00%, 3/1/32, #635970 (h)                                            742,486         781,926
           6.50%, 6/1/32, #596712 (j)                                          1,486,177       1,551,054
           5.50%, 6/1/33, #709700 (j)                                          1,918,313       1,935,693
           6.00%, 10/1/33, #741905                                             2,986,463       3,064,857
           6.00%, 11/1/33, #743642                                             1,600,000       1,642,000

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
      FNMA TBA (i)
           5.00%, 4/1/18                                                    $  3,000,000    $  3,046,875
           6.00%, 11/1/33                                                      3,500,000       3,592,967
      GNMA
           7.00%, 12/15/08, #780388 (h)                                          670,120         715,353
           7.50%, 12/15/30, #535621 (h)                                          417,736         446,063
           6.50%, 4/15/33, #602233                                             1,454,039       1,522,204
           5.50%, 8/15/33, #604567                                             1,988,752       2,014,228
                                                                                            ------------
                                                                                              32,965,644
                                                                                            ------------

         Total U.S. Agency Mortgage-Backed Securities                                         33,780,691
                                                                                            ------------

  U.S. TREASURY OBLIGATION -- 0.2%
      U.S. Treasury Bill
         0.88%, 1/22/04                                                          130,000         129,721
                                                                                            ------------

         Total U.S. Government and Agency Securities
           (cost: $33,517,875)                                                                33,910,412
                                                                                            ------------

CMO-PRIVATE MORTGAGE-BACKED SECURITIES -- 21.5%
  ADJUSTABLE RATE (f) -- 2.4%
      California Federal Bank Los Angeles
         Series 1991-Cl2, Class A
           6.15%, 7/15/21 (g)                                                     44,933          44,048
      DLJ ABS Trust
         Series 2000-5, Class M1
           1.77%, 9/25/30 (j) (b)                                              2,000,000       2,002,940
                                                                                            ------------
                                                                                               2,046,988
                                                                                            ------------
  FIXED RATE -- 19.1%
      Citicorp Mortgage Securities
         Series 2001-6, Class M
           6.50%, 5/25/29 (j)                                                  1,974,718       2,028,173
      First Nationwide Trust
         Series 2001-3, Class 2A1
           8.22%, 1/25/23 (j)                                                    537,451         561,308
      Goldman Sachs Mortgage Securities
         Series 2001-2, Class A
           7.50%, 6/19/32 (c)                                                  1,078,225       1,171,734
         Series 2003-1, Class B2
           6.93%, 3/25/43                                                      2,008,221       2,078,747

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
      GRP/AG Real Estate Asset Trust
         Series 2003-1, Class A
           5.97%, 6/25/08 (b)                                               $    701,409    $    700,533
      Prudential Home Mortgage Securities
         Series 1993-22, Class M
           7.00%, 7/25/23 (j)                                                    405,451         420,619
         Series 1995-5, Class B1
           7.25%, 9/25/25 (c)                                                    595,280         615,972
         Series 1995-5, Class M
           7.25%, 9/25/25 (j)                                                    576,324         576,693
      Residential Accredit Loans
         Series 1997-QS13, Class M3
           7.25%, 12/25/27 (j)                                                 1,012,455       1,053,135
      Residential Funding Mortgage Security I
         Series 2001-S21, Class M3
           6.25%, 9/25/16                                                        418,221         427,205
      Sharps SP LLC
         Series 2003-HS1N
           7.48%, 6/1/33 (c) (j)                                               1,769,510       1,769,510
      Washington Mutual
         Series 1999 WM2, Class 2A
           7.00%, 11/19/14                                                       150,935         150,835
      Washington Mutual MSC Mortgage
         Series 2003-AR3, Class B1
           5.01%, 6/25/33 (j)                                                  1,998,262       2,014,498
      Wells Fargo Mortgage-Backed Securities Trust
         Series 2001-23, Class B3
           6.25%, 10/25/16 (j)                                                   458,907         458,422
         Series 2003-7, Class A3
           4.50%, 8/25/18 (j)                                                  1,500,000       1,501,770
         Series 2003-D, Class A1
           4.90%, 2/25/33 (j)                                                    831,328         841,329
                                                                                            ------------
                                                                                              16,370,483
                                                                                            ------------

         Total CMO-Private Mortgage-Backed Securities
           (cost: $18,365,271)                                                                18,417,471
                                                                                            ------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                                 PAR
DESCRIPTION OF SECURITY                                                         VALUE         VALUE (a)
--------------------------------------------------------------------        ------------    ------------
ASSET-BACKED SECURITIES -- 13.0%
  COMMERCIAL -- 4.2%
      GMAC Commercial Mortgage Securities
         Series 1998, Class A2
           6.42%, 5/15/35 (j)                                               $  1,350,000    $  1,492,479
      Morgan Stanley Capital
         Series 1999-FNV1, Class A1
           6.12%, 3/15/31 (j)                                                    901,061         966,821
         Series 1999 RMI, Class A2
           6.71%, 12/15/31 (j)                                                 1,000,000       1,109,700
                                                                                            ------------
                                                                                               3,569,000
                                                                                            ------------
  HOME EQUITY -- 4.6%
      Green Tree Financial
         Series 1997-A, Class HEM2
           7.90%, 3/15/28 (j)                                                  1,394,000       1,451,586
         Series 1998-D, Class HEM1
           6.71%, 8/15/29 (j)                                                  2,396,294       2,459,963
                                                                                            ------------
                                                                                               3,911,549
                                                                                            ------------
  MANUFACTURED HOUSING -- 4.2%
      Green Tree Financial
         Series 1994-2, Class A5
           8.30%, 5/15/19 (j)                                                    919,325         984,368
      Oakwood Mortgage Investments
         Series 1994-A, Class A3
           9.10%, 2/15/15 (j)                                                  1,428,475       1,462,830
      RAMP
         Series 2003-SL 1 M2
           7.31%, 12/26/33                                                     1,143,000       1,203,007
                                                                                            ------------
                                                                                               3,650,205
                                                                                            ------------

         Total Asset-Backed Securities
           (cost: $10,558,114)                                                                11,130,754
                                                                                            ------------

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                                             PAR VALUE/
DESCRIPTION OF SECURITY                                                        SHARES        VALUE (a)
--------------------------------------------------------------------        ------------    ------------
CMO-U.S. AGENCY MORTGAGE-BACKED SECURITIES -- 6.4%
  FIXED RATE -- 3.5%
      FHLMC REMIC
         Series 2690, Class OE
           5.00%, 11/15/28                                                  $  1,274,000    $  1,274,752
      FNMA REMIC
         Series 2002-W1, Class 2A
           7.50%, 2/25/42 (j)                                                  1,602,383       1,754,609
                                                                                            ------------
                                                                                               3,029,361
                                                                                            ------------
  Z-BOND (e) -- 2.9%
      GNMA REMIC
         Series 2001-8, Class Z
           6.50%, 3/20/31 (h)                                                  2,364,604       2,482,953
                                                                                            ------------

         Total CMO-U.S. Agency Mortgage-Backed Securities
           (cost: $5,157,748)                                                                  5,512,314
                                                                                            ------------

RELATED PARTY MONEY MARKET FUND (k) -- 1.0%
      First American Prime Obligations Fund                                      392,196         392,196
                                                                                            ------------

         Total Related Party Money Market Fund
           (cost: $392,196)                                                                      392,196
                                                                                            ------------

         Total Investments in Securities
           (cost: $103,339,862) (l)                                                         $106,667,001
                                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(b) DELAYED INTEREST (STEP BONDS)-REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON SECURITIES UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS. THE INTEREST RATE SHOWN REPRESENTS THE CURRENT YIELD AT OCTOBER 31, 2003, BASED UPON THE ESTIMATED TIMING AND AMOUNT OF FUTURE INTEREST AND PRINCIPAL PAYMENTS.
(c) SECURITIES SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, WHICH MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "QUALIFIED INSTITUTIONAL BUYERS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE FUND'S BOARD OF DIRECTORS.
(d) SECURITY IS NON-INCOME PRODUCING AND IS CURRENTLY IN DEFAULT AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST.
(e) Z-BOND-REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING THEIR ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. THE INTEREST RATE SHOWN REPRESENTS THE CURRENT YIELD BASED UPON THE CURRENT COST BASIS, ELIMINATED TIMING, AND AMOUNT OF FUTURE CASH FLOWS.
(f) VARIABLE RATE SECURITY-THE RATE SHOWN IS THE RATE IN EFFECT AS OF OCTOBER 31, 2003.

(g) THESE SECURITIES ARE ILLIQUID AND ARE VALUED USING MARKET QUOTATIONS WHERE READILY AVAILABLE. IN THE ABSENCE OF READILY AVAILABLE MARKET QUOTATIONS, THE SECURITIES ARE VALUED BASED UPON THEIR FAIR VALUE DETERMINED UNDER PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS. THE TOTAL VALUE OF THESE ILLIQUID SECURITIES ON OCTOBER 31, 2003, WAS $44,048, WHICH REPRESENTS 0.05% OF TOTAL NET ASSETS.
(h) ON OCTOBER 31, 2003, SECURITIES VALUED AT $11,270,214 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                    NAME OF
                                                                    BROKER
               ACQUISITION                          ACCRUED     AND DESCRIPTION
   AMOUNT          DATE        RATE*      DUE       INTEREST     OF COLLATERAL
-----------    -----------    ------    -------    ---------    ---------------
$ 6,949,010       2/7/03       1.37%     2/6/04    $  23,007           (1)
  2,897,000      7/21/03       1.15%    1/21/04        9,532           (2)
-----------                                        ---------
$ 9,846,010                                        $  32,539
===========                                        =========

*INTEREST RATE AS OF OCTOBER 31, 2003. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
       (1)   MORGAN STANLEY;
             FHLMC, 6.50%, 8/1/30, $492,381 PAR
             FNMA, 6.00%, 5/1/29, $1,535,436 PAR
             FNMA, 7.00%, 6/1/17, $820,507 PAR
             FNMA, 7.00%, 7/1/17, $1,107,540 PAR
             FNMA, 6.50%, 5/1/31, $549,130 PAR
             FNMA, 7.00%, 3/1/32, $742,486 PAR
             GNMA, 5.63%, 12/20/22, $786,825 PAR
             GNMA REMIC, 6.50%, 3/20/31, $2,364,604 PAR
       (2)   GOLDMAN SACHS;
             FHLMC, 9.50%, 12/1/09, $287,781 PAR
             FNMA, 6.00%, 12/1/13, $967,393 PAR
             GNMA, 7.00%, 12/15/08, $670,120 PAR
             GNMA, 7.50%, 12/15/30, $417,736 PAR

(i) ON OCTOBER 31, 2003, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $13,467,695.
(j)  SECURITY PLEDGED AS COLLATERAL FOR POSITIONS PURCHASED ON A WHEN-ISSUED
     BASIS.
(k) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THIS FUND. SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(l) ON OCTOBER 31, 2003, THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $103,349,704. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

     GROSS UNREALIZED APPRECIATION                                $  4,711,215
     GROSS UNREALIZED DEPRECIATION                                  (1,393,918)
                                                                  ------------
                                                                  $  3,317,297
                                                                  ============

ABBREVIATIONS:
     CMO-COLLATERALIZED MORTGAGE OBLIGATION
     FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
     FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION
     GNMA-GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     REMIC-REAL ESTATE MORTGAGE INVESTMENT CONDUIT
     TBA-TO BE ANNOUNCED

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of American Income Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2000, were audited by other auditors whose report dated December 1, 2000, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of American Income Fund, Inc. at October 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
December 8, 2003

FEDERAL INCOME TAX INFORMATION (Unaudited)

The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS OR QUALIFYING AS QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS)

PAYABLE DATE                                 AMOUNT
------------                               ----------
November 20, 2002                          $   0.0575
December 18, 2002                              0.0575
January 9, 2003                                0.0575
February 26, 2003                              0.0575
March 26, 2003                                 0.0575
April 23, 2003                                 0.0575
May 28, 2003                                   0.0575
June 25, 2003                                  0.0575
July 23, 2003                                  0.0550
August 27, 2003                                0.0550
September 24, 2003                             0.0550
October 29, 2003                               0.0550
                                           ----------
      Total                                $   0.6800
                                           ==========

SHAREHOLDER UPDATE (Unaudited)

                     ANNUAL MEETING RESULTS

                     An annual meeting of the Fund's shareholders was held on October 28, 2003. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                     (1) The Fund's shareholders elected the following three directors:

                                                      SHARES           SHARES WITHHOLDING
                                                    VOTED "FOR"        AUTHORITY TO VOTE
                                                    -----------        ------------------
                     Joseph D. Strauss*              8,930,250              106,678
                     Virginia L. Stringer*           8,924,350              112,578
                     James M. Wade*                  8,931,600              105,328

                     *CLASS III-TERM EXPIRES AT 2006 ANNUAL MEETING OF SHAREHOLDERS.

                     (2) The Fund's shareholders ratified the selection by the Fund's board of directors of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 2003. The following votes were cast regarding this matter:

                       SHARES                         SHARES
                     VOTED "FOR"                   VOTED "AGAINST"            ABSTENTIONS
                     -----------                   ---------------            -----------
                      8,953,246                        36,990                    46,692

                     DIVIDEND REINVESTMENT PLAN

                     As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It is a convenient way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                     ELIGIBILITY/PARTICIPATION

                     If you hold shares of the Fund in your own name, you are an automatic participant in the plan unless you elect to withdraw. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the plan on your behalf.

                     PLAN ADMINISTRATION

                     If you participate in the plan, you will receive the equivalent in shares of the Fund as follow: (1) if the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the Fund's net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price; or (2) if the market price is lower than net asset value, the plan agent will receive the dividend or capital gain distributions in cash and apply them to buy Fund shares on your behalf in the open market, on the New York Stock Exchange or elsewhere, for your account. If the market price exceeds the net asset value of the Fund's shares before the plan agent has completed its purchases, the average per-share purchase price paid by the plan agent may exceed the net asset value of the Fund's shares. This would result in the acquisition of fewer shares than if the dividend or capital gain distributions had been paid in shares issued by the Fund.

                     There is no direct charge for the reinvestment of dividends and capital gains, since EquiServe's fees are paid for by the Fund. However, if Fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks.

                     TAX INFORMATION

                     Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                     PLAN WITHRDRAWAL

                     If you hold your shares in your own name, you may terminate your participation in the plan at any time by giving written notice to EquiServe. Written instructions should include your name and address as they appear on the certificate or account.

                     If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record. If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account. In lieu of receiving a certificate, you may request the plan agent to sell part or all of your reinvested shares held by the agent at market price and remit the proceeds to you, net of any brokerage commissions. A $2.50 fee is charged by the plan agent upon any cash withdrawal or termination. If your shares are registered in your brokerage firm's name, you should contact your investment professional to terminate your participation.

                     PLAN AMENDMENT/TERMINATION

                     The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                     Any question about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43010, Providence, RI 02940-3010, 800-426-5523.

                     HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

                     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and
                     (3) on the U.S. Securities and Exchange Commission's website at sec.gov.

DIRECTORS AND OFFICERS OF THE FUND
DIRECTORS

                                           POSITION(S)
                                            HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH              FUND                     TERM OF OFFICE AND LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------------
Benjamin R. Field III,                     Director          Class I director-term expires at the 2004 annual meeting of
800 Nicollet Mall, Minneapolis,                              shareholders. Director of MRF since September 2003.
MN 55402 (1938)

Mickey P. Foret,                           Director          Class I director-term expires at the 2004 annual meeting of
800 Nicollet Mall, Minneapolis,                              shareholders. Director of MRF since September 2003.
MN 55402 (1945)

Roger A. Gibson,                           Director          Class I director-term expires at the 2004 annual meeting of
800 Nicollet Mall, Minneapolis,                              shareholders. Director of MRF since October 2000.
MN 55402 (1946)

Victoria J. Herget,                        Director          Class II director-term expires at the 2005 annual meeting of
800 Nicollet Mall, Minneapolis,                              shareholders. Director of MRF since September 2003.
MN 55402 (1952)

Leonard W. Kedrowski,                      Director          Class II director-term expires at the 2005 annual meeting of
800 Nicollet Mall, Minneapolis,                              shareholders. Director of MRF since October 2000.
MN 55402 (1941)

Richard K. Riederer,                       Director          Class II director-term expires at the 2005 annual meeting of
800 Nicollet Mall, Minneapolis,                              shareholders. Director of MRF since August 2001.
MN 55402 (1944)

Joseph D. Strauss,                         Director          Class III director-term expires at the 2006 annual meeting of
800 Nicollet Mall, Minneapolis,                              shareholders. Director of MRF since October 2000.
MN 55402 (1940)

                                                                                                            OTHER
                                                               NUMBER OF PORTFOLIOS IN                  DIRECTORSHIPS
                PRINCIPAL OCCUPATION(S)                              FUND COMPLEX                          HELD BY
                  DURING PAST 5 YEARS                            OVERSEEN BY DIRECTOR                     DIRECTOR*
-----------------------------------------------------------------------------------------------------------------------------
Senior Financial Advisor, Bemis Company, Inc. since 2002;   First American Funds                             None
Senior Vice President, Chief Financial Officer and          Complex: twelve registered
Treasurer, Bemis, through 2002.                             investment companies,
                                                            including sixty one portfolios

Consultant to Northwest Airlines, Inc. since 2002;          First American Funds                 ADC Telecommunications, Inc.
Executive Vice President and Chief Financial                Complex: twelve registered              URS Corporation Champion
Officer, Northwest Airlines, through 2002.                  investment companies, including              Airlines, Inc.
                                                            sixty one portfolios

Vice President, Cargo-United Airlines, since July 2001;     First American Funds                             None
Vice President, North America-Mountain Region, United       Complex: twelve registered
Airlines, prior to July 2001.                               investment companies,
                                                            including sixty one portfolios

Investment consultant and non-profit board member           First American Funds                             None
since 2001; Managing Director of Zurich Scudder             Complex: twelve registered
Investments through 2001.                                   investment companies,
                                                            including sixty one portfolios

Owner, Executive and Management Consulting, Inc., a         First American Funds                             None
management consulting firm; Board member, GC McGuiggan      Complex: twelve registered
Corporation (dba Smyth Companies), a label printer;         investment companies, including
former Chief Executive Officer, Creative Promotions         sixty one portfolios
International, LLC, a promotional award programs and
products company, through October 2003; Advisory Board
member, Designer Doors, manufacturer of designer
doors, through 2002; acted as CEO of Graphics Unlimited
through 1998.

Retired; Director, President and Chief Executive            First American Funds                             None
Officer, Weirton Steel through 2001.                        Complex: twelve registered
                                                            investment companies,
                                                            including sixty one portfolios

Owner and President, Excensus TM LLC, a consulting          First American Funds                             None
firm, since 2001; Owner and President, Strauss              Complex: twelve registered
Management Company, a Minnesota holding company for         investment companies, including
various organizational management business ventures;        sixty one portfolios
Owner, Chairman and Chief Executive Officer, Community
Resource Partnerships, Inc., a strategic
planning, operations management, government
relations, transportation planning and public relations
organization; attorney at law.

                                                  POSITION(S)
                                                   HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH                     FUND                TERM OF OFFICE AND LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,                           Chair; Director   Chair term three years. Class III director-term expires
800 Nicollet Mall, Minneapolis,                                   at the 2006 annual meeting of shareholders. Chair of
MN 55402 (1944)                                                   MRF's board since October 2000; Director of MRF since
                                                                  October 2000.

James M. Wade,                                  Director          Class III director-term expires at the 2006 annual
800 Nicollet Mall, Minneapolis,                                   meeting of shareholders. Director of MRF since
MN 55402 (1943)                                                   August 2001.

*Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

OFFICERS

                                                  POSITION(S)
                                                   HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH                     FUND                TERM OF OFFICE AND LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,                        President         Re-elected by the Board annually; President of MRF
U.S. Bancorp Asset Management, Inc.,                              since February 2001.
800 Nicollet Mall,
Minneapolis, MN 55402 (1962)*

Mark S. Jordahl,                                Vice              Re-elected by the Board annually; Vice
U.S. Bancorp Asset Management, Inc.             President-        President-Investments of MRF since September 2001.
800 Nicollet Mall,                              Investments
Minneapolis, MN 55402 (1960)*

Jeffery M. Wilson,                              Vice              Re-elected by the Board annually; Vice
U.S. Bancorp Asset Management, Inc.             President-        President-Administration of MRF since October 2000.
800 Nicollet Mall,                              Administration
Minneapolis, MN 55402 (1956)*

Joseph M. Ulrey  III,                           Treasurer         Re-elected by the Board annually; Treasurer of
U.S. Bancorp Asset Management, Inc.                               MRF since December 2003.
800 Nicollet Mall,
Minneapolis, MN 55402 (1958)*

James D. Alt,                                   Secretary         Re-elected by the Board annually; Secretary of MRF
50 South Sixth Street, Suite 1500,                                since June 2002; Assistant Secretary of MRF from
Minneapolis, MN 55402 (1951)                                      October 2000 to June 2002.

Michael J. Radmer,                              Assistant         Re-elected by the Board annually; Assistant Secretary
50 South Sixth Street, Suite 1500,              Secretary         of MRF since October 2000.
Minneapolis, MN 55402 (1945)

Kathleen L. Prudhomme,                          Assistant         Re-elected by the Board annually; Assistant Secretary
50 South Sixth Street, Suite 1500,              Secretary         of MRF since October 2000.
Minneapolis, MN 55402 (1953)

Richard J. Ertel,                               Assistant         Re-elected by the Board annually; Assistant Secretary
U.S. Bancorp Asset Management, Inc.             Secretary         of MRF since June 2003.
800 Nicollet Mall,
Minneapolis, MN 55402 (1967)*

                                                                                                            OTHER
                                                               NUMBER OF PORTFOLIOS IN                  DIRECTORSHIPS
                PRINCIPAL OCCUPATION(S)                              FUND COMPLEX                          HELD BY
                  DURING PAST 5 YEARS                            OVERSEEN BY DIRECTOR                     DIRECTOR*
---------------------------------------------------------------------------------------------------------------------
Owner and President, Strategic Management                   First American Funds                             None
Resources, Inc., a management consulting firm; Executive    Complex: twelve registered
Consultant for State Farm Insurance Company.                investment companies,
                                                            including sixty one portfolios

Owner and President, Jim Wade Homes, a homebuilding         First American Funds                             None
company, since 1999.                                        Complex: twelve registered
                                                            investment companies,
                                                            including sixty one portfolios

                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since May 2001; Chief Executive Officer of First American Asset Management from December 2000 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000; prior to October 1998, Senior Airline Equity Analyst and a Director in the Equity Research Department, Credit Suisse First Boston.

Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment
Management-Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Senior Vice President of U.S. Bancorp Asset Management since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Senior Managing Director, Fund Treasury, since December 2003, and Senior Managing Director, Risk Management and Quantitative Analysis, since May 2001, U.S. Bancorp Asset Management, Inc.; from May 2001 through December 2001, Senior Managing Director, Securities Lending and Money Market Funds, U.S. Bancorp Asset Management, Inc.; prior thereto, Senior Managing Director, Securities Lending and Money Market Funds, First American Asset Management.

Partner, Dorsey & Whitney LLP, a Minneapolis- based law firm

Partner, Dorsey & Whitney LLP, a Minneapolis- based law firm

Partner, Dorsey & Whitney LLP, a Minneapolis- based law firm

Disclosure Counsel, U.S. Bancorp Asset Management, Inc. since May 2003; Associate Counsel, Hartford Life and Accident Insurance Company from April 2001 through May 2003; Attorney and Law Clerk, Fortis Financial Group, through March 2001.

*Messrs. Schreier, Jordahl, Wilson, Ulrey, and Ertel are each officers of U.S.
 Bancorp Asset Management, Inc., which serves as investment advisor for the Fund.

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS

VIRGINIA STRINGER
Chairperson of American Income Fund, Inc.
Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III
Director of American Income Fund, Inc.
Senior Financial Advisor to, and formerly Senior Vice President, Chief Financial Officer, and Treasurer of, Bemis Company, Inc.

MICKEY FORET
Director of American Income Fund, Inc.
Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

ROGER GIBSON
Director of American Income Fund, Inc.
Vice President, Cargo-United Airlines

VICTORIA HERGET
Director of American Income Fund, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI
Director of American Income Fund, Inc.
Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER
Director of American Income Fund, Inc.
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Income Fund, Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company

JAMES WADE
Director American Income Fund, Inc.
Owner and President of Jim Wade Homes

AMERICAN INCOME FUND, INC.S' BOARD OF DIRECTORS IS COMPRISED ENTIRELY OF INDEPENDENT DIRECTORS.

[FIRST AMERICAN(TM) LOGO]

AMERICAN INCOME FUND
2003 ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

[RECYCLED SYMBOL]

This document is printed on paper containing 10% postconsumer waste.

12/2003  0284-03  MRF-AR

ITEM 2--CODE OF ETHICS

RESPONSE: The registrant has adopted a code of ethics (designated as the "Code of Ethical Conduct") that applies to its principal executive officer and principal financial officer. The registrant undertakes to furnish a copy of such Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

ITEM 3--AUDIT COMMITTEE FINANCIAL EXPERT

RESPONSE: The registrant's Board of Directors has determined that Leonard Kedrowski, Benjamin Field, and Mickey Foret, members of the registrant's Audit Committee, are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item. This designation will not increase the designees' duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board of Directors.

ITEM 4--PRINCIPAL ACCOUNTANT FEES AND SERVICES

RESPONSE: Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5--AUDIT COMMITTEE OF LISTED REGISTRANTS

RESPONSE: Not applicable.

ITEM 6 - Reserved.

ITEM 7--DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

RESPONSE:

GENERAL PRINCIPLES

        U.S. Bancorp Asset Management, Inc. ("USBAM") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

        USBAM's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

        POLICIES. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

        PROCEDURES. Responsibility for certain administrative aspects of proxy voting rests with USBAM's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM's proxy voting record keeper and generates reports on how proxies were voted.

        CONFLICTS OF INTEREST. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, USBAM recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

        Although USBAM strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients' best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, USBAM believes the risk related to conflicts will be minimized.

        To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

        In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM and the Investment Policy Committee face no material conflicts of the nature discussed above.

        If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

        - Obtaining instructions from the affected clients on how to vote the proxy;
        - Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;
        -    Voting in proportion to the other shareholders;
        - Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or
        - Following the recommendation of a different independent third party.

        In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

        On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

        -    Whether proxy statements were timely forwarded to ISS;
        -    Whether proxy votes were cast on a timely basis;
        -    Whether proxy votes were cast consistent with the policies; and
        - Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

        The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

        The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure USBAM is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

        The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

        USBAM's separately managed account clients should contact their relationship manager for more information on USBAM's policies and the proxy voting record for their account.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.      AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
- An auditor has a financial interest in or association with the company, and is therefore not independent
-    Fees for non-audit services are excessive, or
- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.      BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.      SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.      PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.      POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.      MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.      REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.      CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
- It is intended for financing purposes with minimal or no dilution to current shareholders
- It is not designed to preserve the voting power of an insider or significant shareholder

9.      EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-    Historic trading patterns
-    Rationale for the repricing
-    Value-for-value exchange
-    Option vesting
-    Term of the option
-    Exercise price
-    Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
-    Purchase price is at least 85 percent of fair market value
-    Offering period is 27 months or less, and
-    Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.     SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

ITEM 8 - Reserved.

ITEM 9--CONTROLS AND PROCEDURES

(a) RESPONSE: The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely. Notwithstanding this conclusion, the registrant's Principal Executive Officer and Principal Financial Officer seek continuous improvements to the registrant's disclosure controls and procedures.

(b) RESPONSE: There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10 - EXHIBITS

10(a) - Code of Ethical Conduct

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Income Fund, Inc.

By /s/ Thomas S. Schreier, Jr.
   ---------------------------
   Thomas S. Schreier, Jr.
   President

Date: January 12, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Thomas S. Schreier, Jr.
   ---------------------------
   Thomas S. Schreier, Jr.
   President

Date: January 12, 2004

By /s/ Joseph M. Ulrey III
   -----------------------
   Joseph M. Ulrey III
   Treasurer

Date: January 12, 2004